Exhibit 99.2

Global Eagle Entertainment Inc. Announces Proposed Public Offering of Common Stock

LOS ANGELES, CALIFORNIA – December 16, 2013 – Global Eagle Entertainment Inc. (NASDAQ: ENT), a leading full service platform offering both content and connectivity for the worldwide airline industry (“Global Eagle”), today announced that it intends to offer shares of its common stock in an underwritten public offering.

Global Eagle plans to use the net proceeds from the offering for working capital and general corporate purposes, which may include acquisitions, repayment of a convertible unsecured promissory note previously issued to PAR Investment Partners, L.P. in the aggregate principal amount of $19 million, purchases of outstanding warrants and capital expenditures.

In addition, one of Global Eagle’s institutional stockholders has indicated an interest in purchasing, through one or more of its affiliates, approximately $50 million of shares of capital stock of Global Eagle, including shares of common stock in the public offering at the public offering price and shares of non-voting common stock directly from Global Eagle at the public offering price in a private placement transaction. Because this indication of interest is not a binding agreement or commitment to purchase, this institutional stockholder may elect not to purchase any such shares in the public offering or in the private placement, the amounts of common stock and non-voting common stock to be purchased by this institutional stockholder may vary, or the underwriters may elect not to sell any shares in the public offering to this institutional stockholder.

Piper Jaffray & Co. is acting as the sole book-running manager for the public offering.

Global Eagle intends to offer and sell these securities pursuant to its existing shelf registration statement on Form S-3 (File No. 333-188121) which was declared effective by Securities and Exchange Commission (“SEC”) on August 22, 2013. A prospectus supplement related to the offering will be filed with the SEC and will form a part of the effective registration statement. Copies of the prospectus supplement and accompanying base prospectus relating to the offering may be obtained, when available, from Piper Jaffray & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402 or by telephone at 800-747-3924 or by email at prospectus@pjc.com. An electronic copy of the prospectus supplement and accompanying prospectus relating to the offering will also be available on the website of the SEC at http://www.sec.gov/.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities of Global Eagle, and shall not constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Global Eagle

Global Eagle Entertainment Inc. (NASDAQ: ENT) is a leading full service platform offering both content and connectivity for the worldwide airline industry. Through its combined content, distribution and technology platforms, Global Eagle provides airlines and the millions of travelers they serve with a complete offering of in-flight video content, e-commerce and information services. Through its wholly-owned subsidiary, Row 44, Inc., Global Eagle utilizes Ku-band satellite technology to provide airline passengers with Internet access, live television, shopping and travel-related information. In addition, through its majority-owned subsidiary, Advanced Inflight Alliance AG, and other wholly-owned subsidiaries, Global Eagle provides film and television content, games and applications to more than 150 airlines and cruise lines worldwide. Global Eagle is headquartered in Los Angeles, California and maintains offices and support personnel around the world. Find out more at www.globaleagleent.com.

Forward-Looking Statements

We make forward-looking statements in this press release within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including without limitation our earnings, revenues, expenses or other future financial or business performance or strategies, or the impact of legal or regulatory matters on our business, results of operations or financial condition. These statements may be preceded by, followed by or include the words "may," "might," "will," "will likely result," "should," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "continue," "target" or similar expressions. These forward-looking statements are based on information available to us as of the date of this press release, and involve substantial risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements as a result of as a result of new information, future events or developments or otherwise.

Among the factors that could cause actual results to differ materially from past results and future plans and projected future results are the following: the completion, timing and size of our proposed public offering of common stock and private placement of non-voting common stock and the application of the net proceeds from these transactions, our ability to integrate our Connectivity and Content businesses, the ability of the combined business to grow, including through acquisitions which we are able to successfully integrate, and the ability of our executive officers to manage growth profitably; the possibility that any of the anticipated benefits of our acquisitions, including synergies, cost savings and positive financial impact, will not be realized as anticipated or at all; the outcome of any legal proceedings pending or that may be instituted against us or our subsidiaries; changes in laws or regulations that apply to us or our industry; our ability to recognize and timely implement future technologies in the satellite connectivity space, including Ka-band system development and deployment; our ability to deliver end-to-end network performance sufficient to meet increasing airline customer and passenger demand; our ability to obtain and maintain international authorizations to operate our service over the airspace of foreign jurisdictions our customers utilize; our ability to expand our service offerings and deliver on our service roadmap; our ability to timely and cost-effectively identify and license television and media content that passengers will purchase; general economic and technological circumstances in the satellite transponder market, including access to transponder space in capacity limited regions and successful launch of replacement transponder capacity where applicable; our ability to obtain and maintain licenses for content used on legacy installed in-flight entertainment systems; the loss of, or failure to realize benefits from, agreements with our airline partners; the loss of relationships with original equipment manufacturers or dealers; unfavorable economic conditions in the airline industry and economy as a whole; our ability to expand our domestic or international operations, including our ability to grow our business with current and potential future airline partners or successfully partner with satellite service providers, including Hughes Network Systems; our reliance on third-party satellite service providers and equipment and other suppliers, including single source providers and suppliers; the effects of service interruptions or delays, technology failures, material defects or errors in our software, damage to our equipment or geopolitical restrictions; the limited operating history of our connectivity and in-flight television and media products; costs associated with defending pending or future intellectual property infringement actions and other litigation or claims; increases in our projected capital expenditures due to, among other things, unexpected costs incurred in connection with the roll out of our technology roadmap or our international plan of expansion; fluctuation in our operating results; the demand for in-flight broadband internet access services and market acceptance for our products and services; and other risks and uncertainties set forth in this release and in our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q.

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Global Eagle Entertainment Media Contact:
Karin Pellmann

kpellmann@row44.com

646-515-6933

Global Eagle Entertainment Investor Contacts:

Chris Plunkett or Brad Edwards

Brainerd Communicators, Inc.

(212) 986-6667

plunkett@braincomm.com

edwards@braincomm.com